UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) July 8, 2024 (July 8, 2024)

CME GROUP INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-31553	36-4459170
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

20 South Wacker Drive	Chicago	Illinois	60606
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s telephone number, including area code: (312) 930-1000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Class A Common Stock	CME	Nasdaq

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) of this chapter or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described in the attached press release, Michael G. Dennis will be joining CME Group Inc. (the “CME Group” or the “Company”) as of August 5, 2024 in the role of Senior Managing Director Global Head, Fixed Income. In connection with his acceptance of the offer of employment at CME Group, on July 8, 2024, Mr. Dennis notified the Company of his intent to retire from the Company’s Board of Directors, effective immediately. Mr. Dennis’ decision to resign from the Board of Directors did not involve any disagreement with the Company, the Company’s management or the Board of Directors. Mr. Dennis has served as a member of the CME Group Board of Directors since 2020 and was elected by our Class B-2 shareholders. In the Company’s most recent election of Class B-2 directors in May 2024, there were no additional nominees presented for election, other than Patrick W. Maloney, who also serves as one of our Class B-2 directors. Therefore, in accordance with the CME Group Certificate of Incorporation, the vacancy in the Class B-2 director position from Mr. Dennis’ resignation will remain open until a successor is duly elected at a future annual meeting of shareholders.

Item 7.01 Regulation FD Disclosure.

The Company issued a press release regarding the appointment of Mr. Dennis as Global Head, Fixed Income. A copy of the press release, which is attached to this current report on Form 8-K as Exhibit 99.1, is hereby furnished pursuant to this Item 7.01.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Press Release dated July 8, 2024.

104	The cover page from CME Group Inc.’s Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CME Group Inc.
Registrant

Date: July 8, 2024	By:	/s/ Jonathan Marcus
	Name:	Jonathan Marcus
	Title:	Senior Managing Director General Counsel Duly Authorized Officer